Exhibit 99.1

4675 MacArthur Court, Suite 800

Newport Beach, California 92660 USA

949.437.1000 fax: 949.724.1397

www.cleanenergyfuels.com

Clean Energy Reports Revenues Rose 26% During The Second Quarter of 2013

NEWPORT BEACH, Calif.—(BUSINESS WIRE)— Clean Energy Fuels Corp. (NASDAQ: CLNE) (Clean Energy or the Company) today announced operating results for the second quarter and six months ended June 30, 2013.

Revenue for the second quarter ended June 30, 2013 was $88.1 million, which is up from $69.8 million for the second quarter of 2012. For the six months ended June 30, 2013, revenue totaled $181.2 million, which is up from $143.5 million a year ago.  When comparing periods, note that the Company recognized revenue attributable to the volumetric excise tax credit (VETC) of $6.0 million and $32.2 million in the second quarter and first six months of 2013, but did not recognize any revenue attributable to VETC in the second quarter and first six months of 2012. The American Taxpayer Relief Act, signed into law on January 2, 2013, reinstated VETC through December 31, 2013 and made it retroactive to January 1, 2012.  The Company recognized $20.8 million of VETC revenue in the first quarter of 2013 attributable to 2012 sales of CNG and LNG.  Also during the second quarter, the Company sold its subsidiary BAF Technologies, Inc. and recognized a gain of $15.5 million on the transaction.

Gallons delivered (defined below) for the second quarter of 2013 totaled 52.6 million gallons, up 8% from 48.6 million gallons delivered in the same period a year ago.  Gallons delivered were up 13% for the second quarter of 2013 when excluding 2.1 million gallons delivered in the second quarter of 2012 by the Company’s Peruvian joint venture, which was sold in March of 2013. For the six months ended June 30, 2013, gallons delivered totaled 102.5 million gallons, up from 92.3 million gallons for the six months ended June 30, 2012.

Andrew J. Littlefair, Clean Energy’s President and Chief Executive Officer, stated “I am very encouraged by the significant development that has taken place over the first half of the year in both our core markets as well as in the long-haul trucking market’s transition to natural gas. The 12-liter natural gas engines have been well received by the early adopters and shippers are now starting to request that their contract carriers make the switch to natural gas. Clean Energy’s investment in ‘America’s Natural Gas Highway’ has laid the foundation to enable this transition to natural gas fueled trucking throughout the country.”

Adjusted EBITDA for the second quarter of 2013 was $11.1 million. This compares with adjusted EBITDA of $(1.6) million in the second quarter of 2012.  For the six months ended June 30, 2013, adjusted EBITDA was $31.2 million, compared with $(3.6) million for the same period in 2012. Adjusted EBITDA is described below and reconciled to the GAAP measure net loss attributable to Clean Energy Fuels Corp.

Non-GAAP loss per share for the second quarter of 2013 was $0.07, compared with a non-GAAP loss per share for the second quarter of 2012 of $0.16.  For the six months ended June 30, 2013, non-GAAP loss per share was $0.03, compared with $0.33 per share for the first six months in 2012.  Non-GAAP loss per share is described below and reconciled to the GAAP measure net loss attributable to Clean Energy Fuels Corp.

On a GAAP basis, net loss for the second quarter of 2013 was $11.9 million, or $0.13 per share, and included a non-cash loss of $40,000 related to the accounting treatment that requires Clean Energy to value its Series I warrants and mark them to market, a non-cash charge of $5.5 million related to stock-based compensation, and foreign currency losses of $0.2 million on the Company’s IMW purchase notes.  This compares with a net loss for the second quarter of 2012 of $11.3 million, or $0.13 per share, which included a non-cash gain of $8.9 million related to marking to market the Series I warrants, $5.8 million of non-cash stock-based compensation charges, and foreign currency losses of $0.5 million on the IMW purchase notes.

Net loss for the six month period ended June 30, 2013, which included a non-cash charge of $0.5 million related to the valuation of the Series I warrants, non-cash stock-based compensation charges of $11.7 million, and foreign currency losses of $0.4 million on its IMW purchase notes, was $15.8 million, or $0.17 per share. This compares with a net loss in the six months ended June 30, 2012 of $43.2 million, or $0.50 per share, which included a non-cash charge for the Series I warrants of $4.6 million, non-cash stock-based compensation charges of $10.4 million, and foreign currency losses of $0.1 million on its IMW purchase notes.

Non-GAAP Financial Measures

To supplement the Company’s consolidated financial statements, which statements are prepared and presented in accordance with generally accepted accounting principles (GAAP), the Company uses non-GAAP financial measures called non-GAAP earnings per share (non-GAAP EPS or non-GAAP earnings/loss per share) and Adjusted EBITDA. Management has presented non-GAAP EPS and Adjusted EBITDA because it uses these non-GAAP financial measures to assess its operational performance, for financial and operational decision-making, and as a means to evaluate period-to-period comparisons on a consistent basis. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance by excluding certain non-cash or non-recurring expenses that are not directly attributable to its core operating results. In addition, management believes these non-GAAP financial measures are useful to investors because: (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making; (2) they exclude the impact of non-cash or, when specified, non-recurring items that are not directly attributable to the Company’s core operating performance and that may obscure trends in the core operating performance of the business; and (3) they are used by institutional investors and the analyst community to help them analyze the results of Clean Energy’s business. In future quarters, the Company may make adjustments for other non-recurring significant expenditures or significant non-cash charges in order to present non-GAAP financial measures that are indicative of the Company’s core operating performance.

Non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, the Company’s GAAP results. The Company expects to continue reporting non-GAAP financial measures, adjusting for the items described below, and the Company expects to continue to incur expenses similar to the non-cash, non-GAAP adjustments described below. Accordingly, unless otherwise stated, the exclusion of these and other similar items in the presentation of non-cash, non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Non-GAAP EPS and Adjusted EBITDA are not recognized terms under GAAP and do not purport to be an alternative to GAAP earnings/loss per share or operating income (loss) as an indicator of operating performance or any other GAAP measure. Moreover, because not all companies use identical measures and calculations, the presentation of non-GAAP EPS or Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. These limitations are compensated for by management by using non-GAAP EPS and Adjusted EBITDA in conjunction with traditional GAAP operating performance and cash flow measures.

Non-GAAP EPS

Non-GAAP EPS is defined as net income (loss) attributed to Clean Energy, plus stock-based compensation charges, net of related tax benefits, plus or minus any mark-to-market losses or gains on the Company’s Series I warrants, and plus or minus the foreign currency losses or gains on the Company’s purchase notes issued as part of the acquisition of IMW, the total of which is divided by the Company’s weighted average shares outstanding on a diluted basis. The Company’s management believes that excluding non-cash charges related to stock-based compensation provides useful information to investors because of varying available valuation methodologies, the volatility of the expense (which depends on market forces outside of management’s control), and the subjectivity of the assumptions and the variety of award types that a company can use under the relevant accounting guidance may obscure trends in the Company’s core operating performance. Similarly, the Company’s management believes that excluding the non-cash, mark-to-market losses or gains on the Company’s Series I warrants is useful to investors because the valuation of the Series I warrants is based on a number of subjective assumptions, the amount of the loss or gain is derived from market forces outside management’s control, and it enables investors to compare the Company’s performance with other companies that have different capital structures. The Company’s management believes that excluding the foreign currency gains and losses on the notes it issued to purchase IMW provides useful information to investors as the amounts are based on market conditions outside of management’s control and the amounts relate to financing the acquisition of the business as opposed to the core operations of the Company.

The table below shows non-GAAP EPS and also reconciles these figures to the GAAP measure net loss attributable to Clean Energy Fuels Corp.:

	Three Months Ended June 30,		Six Months Ended June 30,
(in 000s, except per-share amounts)	2012	2013	2012	2013
Net Loss Attributable to Clean Energy Fuels Corp.	$(11,294)	$(11,943)	$(43,199)	$(15,814)
Stock Based Compensation, Net of Tax Benefits	5,768	5,451	10,448	11,663
Mark-to-Market (Gain) Loss on Series I Warrants	(8,899)	39	4,607	505
Foreign Currency Loss on IMW Purchase Notes	452	249	50	441
Adjusted Net Loss	$(13,973)	$(6,204)	$(28,094)	$(3,205)
Diluted Weighted Average Common Shares Outstanding	86,625,655	93,985,438	86,155,678	93,561,302
Non-GAAP Loss Per Share	$(0.16)	$(0.07)	$(0.33)	$(0.03)

Adjusted EBITDA

Adjusted EBITDA is defined as net income (loss) attributable to Clean Energy, plus or minus income tax expense or benefit, plus or minus interest expense or income, net, plus depreciation and amortization expense, plus or minus the foreign currency losses or gains on the Company’s notes issued as part of its acquisition of IMW, plus stock-based compensation charges, net of related tax benefits, and plus or minus any mark-to-market losses or gains on the Company’s Series I warrants. The Company’s management believes that Adjusted EBITDA provides useful information to investors for the same reasons discussed above for Non-GAAP EPS. In addition, management internally uses Adjusted EBITDA to determine elements of executive and employee compensation.

The table below shows Adjusted EBITDA and also reconciles these figures to the GAAP measure net loss attributable to Clean Energy Fuels Corp.:

	Three Months Ended June 30,		Six Months Ended June 30,
(in 000s)	2012	2013	2012	2013
Net Loss Attributable to Clean Energy Fuels Corp.	$(11,294)	$(11,943)	$(43,199)	$(15,814)
Income Tax Expense	172	293	418	2,098
Interest Expense, Net	3,321	6,282	7,023	11,353
Depreciation and Amortization	8,907	10,777	17,051	20,935
Foreign Currency Loss on IMW Purchase Notes	452	249	50	441
Stock Based Compensation, Net of Tax Benefits	5,768	5,451	10,448	11,663
Mark-to-Market (Gain) Loss on Series I Warrants	(8,899)	39	4,607	505
Adjusted EBITDA	$(1,573)	$11,148	$(3,602)	$31,181

Gallons Delivered

The Company defines “gallons delivered” as its compressed natural gas (CNG), liquefied natural gas (LNG), renewable natural gas (RNG) and the gallons associated with providing operations and maintenance services delivered to its customers during the period.

Today’s Conference Call

The Company will host an investor conference call today at 4:30 p.m. Eastern time (1:30 p.m. Pacific).  Investors interested in participating in the live call can dial 1.877.407.4018 from the U.S. and international callers can dial 1.201.689.8471.  A telephone replay will be available approximately two hours after the call concludes, through Sunday, September 8, 2013, which can be reached by dialing 1.877.870.5176 from the U.S., or 1.858.384.5517 from international locations, and entering Replay Pin Number 418094.  There also will be a simultaneous, live webcast available on the Investor Relations section of the Company’s web site at www.cleanenergyfuels.com, which will be available for replay for 30 days.

About Clean Energy Fuels

Clean Energy Fuels Corp. (Nasdaq: CLNE) is the largest provider of natural gas fuel for transportation in North America. We build and operate compressed natural gas (CNG) and liquefied natural gas (LNG) fueling stations; manufacture CNG and LNG equipment and technologies for ourselves and other companies; and develop renewable natural gas (RNG) production facilities. For more information, visit www.cleanenergyfuels.com.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks, uncertainties and assumptions, such as statements regarding America’s Natural Gas Highway, the transition of the heavy-duty trucking industry to natural gas, market acceptance of natural gas as a vehicle fuel, future growth and sales opportunities in all of the Company’s markets, which include trucking, refuse, airport, taxi and transit, the availability of natural gas engines and natural gas heavy-duty trucks, the benefits of natural gas relative to diesel and gasoline, and the recognition of revenue attributable to the VETC.  Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors including, but not limited to, changes in the prices of natural gas relative to gasoline and diesel, the Company’s failure to recognize the anticipated benefits of building America’s Natural Gas Highway, the availability and deployment of, as well as the demand for, natural gas engines that are well-suited for the U.S. long-haul, heavy-duty truck market, future availability of equity or debt financing needed to fund the growth of the Company’s business, the Company’s ability to source and supply sufficient LNG to meet the needs of its business, the Company’s ability to effectively manage its current LNG plants and the construction of new LNG plants, the Company’s ability to efficiently manage its growth and retain and hire key personnel, the acceptance of natural gas vehicles in the Company’s markets, the availability of natural gas vehicles, relaxation or waiver of fuel emission standards, the Company’s ability to capture a substantial share of the anticipated growth in the market for natural gas fuel and otherwise compete successfully, the Company’s failure to manage risks and uncertainties related to its international operations, construction and permitting delays at station construction projects, the Company’s ability to integrate acquisitions, the availability of tax and related government incentives for natural gas fueling and vehicles, compliance with governmental regulations and the Company’s ability to manage and grow its RNG business.  The forward-looking statements made herein speak only as of the date of this press release and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law. Additionally, the Company’s Form 10-Q filed on August 8, 2013 with the SEC (www.sec.gov), contains risk factors that may cause actual results to differ materially from the forward-looking statements contained in this press release.

Investor Contact:

Tony Kritzer

Director of Investor Communications

949.437.1403

News Media Contact:

Gary Foster

Senior Vice President, Corporate Communications

949.437.1113

Clean Energy Fuels Corp. and Subsidiaries

Condensed Consolidated Balance Sheets

December 31, 2012 and June 30, 2013

(Unaudited)

(In thousands, except share data)

	December 31, 2012	June 30, 2013
Assets
Current assets:
Cash and cash equivalents	$108,522	$86,020
Restricted cash	8,445	8,568
Short-term investments	38,175	62,238
Accounts receivable, net of allowance for doubtful accounts of $905 and $811 as of December 31, 2012 and June 30, 2013, respectively	57,594	50,535
Other receivables	17,808	30,049
Inventory, net	38,152	35,950
Prepaid expenses and other current assets	16,002	16,041
Total current assets	284,698	289,401
Land, property and equipment, net	428,177	456,144
Restricted cash	13,208	33,378
Notes receivable and other long-term assets	71,389	70,010
Investments in other entities	2,581	—
Goodwill	75,865	89,086
Intangible assets, net	99,282	84,436
Total assets	$975,200	$1,022,455
Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long-term debt and capital lease obligations	$30,389	$28,439
Accounts payable	39,216	22,931
Accrued liabilities	30,794	42,306
Deferred revenue	13,521	14,800
Total current liabilities	113,920	108,476
Long-term debt and capital lease obligations, less current portion	300,636	339,691
Other long-term liabilities	14,014	15,576
Total liabilities	428,570	463,743
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.0001 par value. Authorized 1,000,000 shares; issued and outstanding no shares	—	—
Common stock, $0.0001 par value. Authorized 149,000,000 shares; issued and outstanding 87,634,478 shares and 89,318,022 shares at December 31, 2012 and June 30, 2013, respectively	9	9
Additional paid-in capital	837,367	871,443
Accumulated deficit	(300,814)	(316,628)
Accumulated other comprehensive income	6,151	—
Total Clean Energy Fuels Corp. stockholders’ equity	542,713	554,824
Noncontrolling interest in subsidiary	3,917	3,888
Total stockholders’ equity	546,630	558,712
Total liabilities and stockholders’ equity	$975,200	$1,022,455

Clean Energy Fuels Corp. and Subsidiaries

Condensed Consolidated Statements of Operations

For the Three Months and Six Months Ended June 30, 2012 and 2013

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2013	2012	2013
Revenue:
Product revenues	$57,705	$78,375	$123,481	$161,858
Service revenues	12,137	9,741	19,995	19,301
Total revenues	69,842	88,116	143,476	181,159
Operating expenses:
Cost of sales:
Product cost of sales	43,691	58,925	95,593	105,739
Service cost of sales	4,839	3,016	8,823	6,943
Derivative (gains) losses:
Series I warrant valuation	(8,899)	39	4,607	505
Selling, general and administrative	27,916	35,187	52,766	68,063
Depreciation and amortization	8,907	10,777	17,051	20,935
Total operating expenses	76,454	107,944	178,840	202,185
Operating loss	(6,612)	(19,828)	(35,364)	(21,026)
Interest expense, net	(3,321)	(6,282)	(7,023)	(11,353)
Other expense, net	(1,177)	(1,103)	(336)	(1,493)
Income (loss) from equity method investment	72	—	163	(76)
Gain from sale of equity method investment	—	—	—	4,705
Gain from sale of subsidiary	—	15,498	—	15,498
Loss before income taxes	(11,038)	(11,715)	(42,560)	(13,745)
Income tax expense	(172)	(293)	(418)	(2,098)
Net loss	(11,210)	(12,008)	(42,978)	(15,843)
Loss (income) of noncontrolling interest	(84)	65	(221)	29
Net loss attributable to Clean Energy Fuels Corp.	$(11,294)	$(11,943)	$(43,199)	$(15,814)
Loss per share attributable to Clean Energy Fuels Corp.:
Basic	$(0.13)	$(0.13)	$(0.50)	$(0.17)
Diluted	$(0.13)	$(0.13)	$(0.50)	$(0.17)
Weighted-average common shares outstanding:
Basic	86,625,655	93,985,438	86,155,678	93,561,302
Diluted	86,625,655	93,985,438	86,155,678	93,561,302

Included in net loss are the following amounts (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2013	2012	2013
Construction Revenues	$7.5	$12.1	$22.6	$15.0
Construction Cost of Sales	(6.8)	(10.0)	(21.1)	(12.7)
Fuel Tax Credits	—	6.0	—	32.2
Stock-based Compensation Expense, Net of Tax Benefits	(5.8)	(5.5)	(10.4)	(11.7)